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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) August 13, 1998
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                             ICC TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



  Delaware                            0-13865                   23-368845
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(State or other juris-              (Commission               (IRS Employer
diction of incorporation)           File Number)           Identification No.)



330 South Warminster Road, Hatboro, Pennsylvania                          19040
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (215) 682-6600
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          (Former name or former address, if changed since last report)


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Item 4 - Changes in Registrant's Certifying Accountant

     The Registrant filed a Report on Form 8-K on August 20, 1998, with respect to Item 4 of Form 8-K. Enclosed herewith is the letter, dated August 26, 1998, from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of the Regulation S-K, and the responses in such letter are incorporated herein by reference thereto.

               (c) Exhibits

               The exhibits furnished in accordance with Item 601 of Regulation S-K are:

               16.1 Letter regarding change in certifying accountant from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ICC TECHNOLOGIES, INC.
                                                  (Registrant)


                                             By: /s/ John Gross
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                                                 John Gross
                                                 Chief Financial Officer

     August 27, 1998
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        (Date)